UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2023

IDEANOMICS, INC.
(Exact name of registrant as specified in charter)

Nevada	001-35561	20-1778374
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

114 Broadway, Suite 5116
New York, NY	10018
(Address of principal executive offices)	(Zip Code)

212-206-1216
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	IDEX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) At the 2023 Annual Meeting of Stockholders of Ideanomics, Inc. (the “Company”) held on December 22, 2023 (the “Annual Meeting”), the Company’s stockholders, upon the recommendation of the Company’s Board of Directors, approved an amendment to the Company’s 2010 Equity Incentive Plan, as amended and restated, (the “Plan”) to authorize a total of 37,500,000 shares issuable under the Plan.

A summary of the Plan was included as part of Proposal 3 in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on November 9, 2023, and is incorporated herein by reference. The summary of the Plan is not purported to be complete and is qualified in its entirety by reference to the full text of the Plan, a copy of which is being filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on December 22, 2023. Holders of 4,981,588 shares of the Company’s common stock were represented at the meeting in person or by proxy, constituting a quorum. The following are the voting results on each matter submitted to the stockholders of the Company at the Annual Meeting.

Proposal 1: The vote to elect five (5) directors, was as follows:

	FOR	WITHHELD	BROKER NON-VOTE
Alfred Poor	2,772,838	398,335	1,810,415
Shane McMahon	2,777,052	394,121	1,810,415
James S. Cassano	2,668,313	502,860	1,810,415
Andrea Hayward	2,868,073	303,100	1,810,415
Paul Hancock	2,853,073	318,100	1,810,415

Proposal 2: The vote to ratify the appointment of Grassi & Co., CPAs, P.C. as the independent registered accounting firm of the Company for the fiscal year ending December 31, 2023, was as follows:

FOR	AGAINST	ABSTAIN
4,514,769	378,584	88,235

Proposal 3: The vote to approve of the amendment and restatement to the Plan, to increase the number of shares authorized for issuance under the Plan to 37,500,000, was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
1,935,793	1,191,939	43,441	1,810,415

Proposal 4: Approval of the issuance of common shares as the underlying conversion of preferred Series C shares accordance with Nasdaq Rules Rule 5635(d);

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
2,758,165	370,222	42,786	1,810,415

Proposal 5: Approval of the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 20% below the market price of our shares of Common Stock, or such lower amount as permitted by Nasdaq, in accordance with Nasdaq Listing Rules 5635(b) and 5635(d);

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
2,634,021	487,810	49,342	1,810,415

Proposal 6: To approve the amendment of the Company’s Second Amended and Restated Certificate of Incorporation to increase the total number of shares of the Company’s authorized common stock and preferred stock;

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
2,698,204	430,386	42,583	1,810,415

Proposal 7: To approve the potential issuance of more than 20% of the Company’s outstanding shares of common stock to Yorkville Advisors upon the conversion of the Debenture(s) and preferred stock that were issued in financing transactions, and in accordance with the stockholder approval requirement of Nasdaq Listing Rules 5635(b) and 5635(d)

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
2,721,465	400,925	48,783	1,810,415

Proposal 8: The vote to approve the adjournment of the Annual Meeting, if necessary or advisable, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes to approve the foregoing proposals, was as follows:

FOR	AGAINST	ABSTAIN
3,687,431	1,226,949	67,208

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amended and Restated 2010 Equity Incentive Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDEANOMICS, INC.

	By:	/s/ Alfred P. Poor
Date: December 22, 2023	Name: Alfred P. Poor
Title: Chief Executive Officer